CONVERTIBLE NOTES PAYABLE	12 Months Ended
Dec. 31, 2011
Convertible Notes Payable [Abstract]
Convertible Notes Payable

8. CONVERTIBLE NOTES PAYABLE

During February 2007, the Company completed a private placement offering of two-year 6% convertible promissory notes (the “Notes”) for an aggregate principal amount of $3,967,000. The aggregate principal amount and accrued but unpaid interest on the Notes, which totaled $4,278,518, automatically converted upon the closing of the Company’s June 2008 private placement into 1,962,338 shares of common stock at a conversion price of $2.42, which was equal to 90% of the per share price of the shares sold in the financing. Due to the beneficial conversion feature resulting from the discounted conversion price, a discount of $475,391 was recorded as interest expense with a corresponding credit to additional paid-in capital. In addition, in conjunction with the conversion of the convertible debt, the Company issued fully vested warrants to purchase 196,189 shares of common stock to the holders of the Notes. The warrants were valued at $348,000 using the Black-Scholes option-pricing model and the following assumptions: exercise price $2.42, a 3.41% risk-free interest rate, a five year contractual term, a dividend rate of 0%, and 94.30% expected volatility. The cost of the warrants was included in interest expense in the accompanying Statements of Operations, and as an increase in additional paid-in capital.